THE HENNESSY
                                  FUNDS, INC.

                                   PROSPECTUS
                                OCTOBER 28, 2003
                        AS SUPPLEMENTED ON APRIL 30, 2004

                            Hennessy Total Return
                              Fund Symbol: HDOGX

                              Hennessy Balanced
                              Fund Symbol: HBFBX

                             (HENNESSY FUNDS LOGO)

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                 (800) 966-4354
                       Email: fundsinfo@hennessyfunds.com
                     Webpage: http://www.hennessyfunds.com

                                 HENNESSY FUNDS

                                   PROSPECTUS
                                OCTOBER 28, 2003
                        AS SUPPLEMENTED ON APRIL 30, 2004

                                 BALANCED FUND

                               TOTAL RETURN FUND

Hennessy Funds were the first mutual funds to implement the "Dogs of the Dow" investment strategy.

Please read this Prospectus and retain it for future reference. It contains important information, including information on how the Hennessy Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Hennessy Funds                                   1

Fees and Expenses                                                          4

Investment Objectives and Strategies                                       5

Management of the Funds                                                    8

The Funds' Share Price                                                     8

Purchasing Shares                                                          8

Redeeming Shares                                                          10

Exchanging Shares                                                         13

Dividends, Distributions and Taxes                                        13

Financial Highlights                                                      14

                            The Hennessy Funds, Inc.
                              The Courtyard Square
                                750 Grant Avenue
                                   Suite 100
                           Novato, California  94945
                       (800) 966-4354 (Fund Information)
                      (800) 261-6950 (Account Information)

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                        INVESTING IN THE HENNESSY FUNDS

1. WHAT ARE THE HENNESSY FUNDS' GOALS?

   HENNESSY BALANCED FUND

   The Balanced Fund seeks capital appreciation and current income.

   HENNESSY TOTAL RETURN FUND

   The Total Return Fund seeks a combination of capital appreciation and current income (or "total return") that in the long run exceeds that of the Dow Jones Industrial Average ("DJIA").*<F1>

2. WHAT ARE THE HENNESSY FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

   Each of our Fund's investment strategies is derived from the so-called "Dogs of the Dow" investment strategy. The "Dogs of the Dow" investment strategy involves annually:

   o investing in the ten highest yielding stocks in the DJIA in approximately equal dollar amounts;

   o rebalancing the portfolio at the end of one year to the then current 10 highest yielding stocks in the DJIA in approximately equal dollar amounts; and

   o rebalancing the portfolio in a similar manner at the end of the next year and so on.

   Investing professionals often consider stocks with a relatively high dividend yield to be out of favor - hence the term "Dog."

   Our Balanced Fund invests approximately one-half of its investment portfolio in the "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of approximately one year. By utilizing this investment strategy, we attempt to achieve total return that in the long run will be substantially similar to that of the DJIA but with half the risk and volatility.

   Our Total Return Fund also invests approximately one-half of its investment portfolio in the "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of approximately one year. Unlike the Balanced Fund, the Total Return Fund borrows money and invests the proceeds approximately one-half in "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of one year. By borrowing money and investing the proceeds, the Total Return Fund increases the percentage of its investment return that is based on the returns of the "Dogs of the Dow" stocks it holds (up to 75%) and decreases the percentage of its investment return based on the U.S. Treasury securities it holds (to not less than 25%).

   Historically, mutual funds have not used the "Dogs of the Dow" investment strategy because if they did, they would not satisfy the tax diversification requirements applicable to "regulated investment companies" under the Internal Revenue Code. By investing approximately one-half of their total assets in U.S. Treasury securities, our Funds are able to satisfy these tax diversification requirements. The Total Return Fund, by utilizing borrowing, should be able to achieve a total return more similar to that resulting from the "Dogs of the Dow" investment strategy than if it did not.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE HENNESSY FUNDS?

   Although approximately one-half of each Fund's portfolio is invested in U.S. Treasury securities with a remaining maturity of one year, investors in the Hennessy Funds may lose money. There are risks associated with any investment, including the types of securities in which the Funds invest. These risks include:

   o MARKET RISK: The prices of the securities in which the Hennessy Funds invest (e.g., AT&T Corp., Exxon Mobil Corporation and General Motors Corporation, etc.) may decline for a number of reasons including, a financial performance that does not meet investor expectations, a shift of investor assets to stocks in different sectors, or a general stock market decline.

*<F1> The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or their investment advisers. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

   o NON-DIVERSIFICATION RISK: Each Fund is non-diversified. As such, it likely will invest in fewer securities than diversified funds and its performance may be more volatile because each security in which it invests will have greater impact on its investment performance.

   o BORROWING RISK: The Total Return Fund may borrow against its investments. Purchasing securities with borrowed money is an investment technique which increases investment risk because if the securities purchased with borrowed money decline in value, the Total Return Fund's losses would be greater than if it had not. Also, the Total Return Fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money.

   BECAUSE OF THESE RISKS THE HENNESSY FUNDS ARE A SUITABLE INVESTMENT ONLY FOR THOSE INVESTORS WHO HAVE LONG-TERM INVESTMENT GOALS AND WHO WANT AN INVESTMENT RESTRICTED TO HIGH QUALITY, DIVIDEND PAYING COMMON STOCKS, U.S. TREASURY SECURITIES AND MONEY MARKET INSTRUMENTS.

4. HOW HAVE THE HENNESSY FUNDS PERFORMED?

   The bar charts and tables that follow provide some indication of the risks of investing in the Hennessy Balanced Fund and the Hennessy Total Return Fund by showing changes in each Fund's performance from year to year and how each Fund's average annual returns over various periods compare to the performance of the S&P 500 Index and the DJIA. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                             HENNESSY BALANCED FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1997                    13.01%
                         1998                     7.43%
                         1999                     1.55%
                         2000                     4.96%
                         2001                     0.55%
                         2002                    -4.55%

Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 7.69% (quarter ended December 31, 2002) and the lowest total return for a quarter was -10.75% (quarter ended September 30, 2002).
      The Fund's 2003 year to date total return is 4.32% (January 1, 2003 through the quarter ended September 30, 2003).

                                                                                              SINCE THE INCEPTION
       SEC ANNUALIZED TOTAL RETURNS                                                            DATE OF THE FUND
       (FOR THE PERIODS ENDING DECEMBER 31, 2002)                PAST YEAR     PAST 5 YEARS     (MARCH 8, 1996)
       ------------------------------------------                ---------     ------------     ---------------
       Hennessy Balanced Fund
           Return before taxes                                     -4.55%         1.90%              4.71%
           Return after taxes on distributions(1)<F2>              -5.13%         0.31%              3.24%
           Return after taxes on distributions and
             sale of Fund shares(1)<F2>                            -2.69%         0.96%              3.29%
       S&P 500(2)<F3>(4)<F5>                                      -22.10%        -0.59%              6.55%
       DJIA(3)<F4>(4)<F5>                                         -17.71%         1.07%              6.70%

(1)<F2> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F3> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F4> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
(4)<F5> Reflects no deductions for fees, expenses or taxes.

                           HENNESSY TOTAL RETURN FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1999                     1.80%
                         2000                     6.86%
                         2001                    -0.25%
                         2002                    -8.69%

Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 12.66% (quarter ended December 31, 2002) and the lowest total return for a quarter was -17.60% (quarter ended September 30, 2002).
       The Fund's 2003 year to date total return is 8.73% (January 1, 2003 through the quarter ended September 30, 2003).

                                                                              SINCE THE INCEPTION
       SEC ANNUALIZED TOTAL RETURNS                                            DATE OF THE FUND
       (FOR THE PERIODS ENDING DECEMBER 31, 2002)                PAST YEAR      (JULY 29, 1998)
       ------------------------------------------                ---------      ---------------
       Hennessy Total Return Fund
           Return before taxes                                     -8.69%           -0.17%
           Return after taxes on distributions(1)<F6>              -9.01%           -1.00%
           Return after taxes on distributions and
             sale of Fund shares(1)<F6>                            -5.33%           -0.53%
       S&P 500(2)<F7>(4)<F9>                                      -22.10%           -4.11%
       DJIA(3)<F8>(4)<F9>                                         -17.71%            0.21%

(1)<F6> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.
(2)<F7> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F8> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
(4)<F9> Reflects no deductions for fees, expenses or taxes.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Hennessy Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                       HENNESSY BALANCED FUND        HENNESSY TOTAL RETURN FUND
                                                       ----------------------        --------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)        No Sales Charge               No Sales Charge
Maximum Deferred Sales Charge (Load)                   No Deferred Sales Charge      No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends And Distributions               No Sales Charge               No Sales Charge
Redemption Fee                                         1.50%(1)<F10>                 1.50%(1)<F10>
Exchange Fee                                           1.50%(1)<F10>                 1.50%(1)<F10>

(1)<F10> If you redeem or exchange shares you have owned for less than three months, a 1.5% fee will be deducted from the value of your redemption or exchange proceeds. This fee is payable to the Fund. Our transfer agent charges a fee of $15 for each wire transfer and a $5 fee for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES(1)<F18>
(expenses that are deducted from Fund assets)
 Management Fees                                 0.60%     0.60%
 Distribution and/or Service (12b-1) Fees        0.25%     0.25%
 Other Expenses
   Interest Expense                              0.00%     0.38%
   All remaining Other Expenses                  0.65%     1.27%(1)<F18>(2)<F11>
 Total Other Expenses                            0.65%     1.65%(1)<F18>(2)<F11>
 Total Annual Fund Operating Expenses            1.50%     2.50%(1)<F18>(2)<F11>

(1)<F18> Annual Fund Operating Expenses are based on amounts incurred during the fiscal year ended June 30, 2003. The table on the following page supplements the Annual Fund Operating Expenses information for Hennessy Total Return Fund to show the effect of the February 27, 2004 reorganization of Lindner Large-Cap Growth Fund into Hennessy Total Return Fund.
(2)<F11> For the fiscal year ended June 30, 2003, the investment adviser reimbursed the Total Return Fund to the extent necessary to insure that "Total Other Expenses" less "Interest Expense" did not exceed 1.10% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.95%.

EXAMPLE

  This Example is intended to help you compare the cost of investing in the Hennessy Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                   ------     -------      -------     --------
     Hennessy Balanced Fund         $153        $474       $  818       $1,791
     Hennessy Total Return Fund     $253        $779       $1,331       $2,836





    On February 27, 2004 Lindner Large-Cap Growth Fund reorganized into Hennessy Total Return Fund. The pro forma combined annual operating expenses of Lindner Large-Cap Growth Fund and Hennessy Total Return Fund are:

ANNUAL OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                           0.60%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.78%
  Interest Expense                                                        0.38%
  All Remaining Other Expenses                                            0.40%
Total Annual Fund Operating Expenses*<F19>                                1.63%

*<F19> Hennessy Advisors, Inc. has agreed to reduce its fees and/or absorb expenses to ensure that "Total Annual Fund Operating Expenses" less "Interest Expense" do not exceed 1.35% per year through June 2005.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Hennessy Total Return Fund after giving effect to the reorganization with Lindner Large-Cap Growth Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

           ONE YEAR     THREE YEARS      FIVE YEARS      TEN YEARS
           --------     -----------      ----------      ---------
             $166           $514            $887           $1,933

                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

  The Balanced Fund seeks capital appreciation and current income. The Total Return Fund seeks a combination of capital appreciation and current income (or "total return") that in the long run exceeds that of the DJIA. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee.

THE PRINCIPAL INVESTMENT STRATEGY

  Twice monthly, our Funds' investment adviser will determine the ten highest yielding common stocks in the DJIA. It does this by annualizing the last quarterly or semi-annual ordinary dividend declared on each common stock included in the DJIA and dividing the result by the market value of the common stock on the last business day preceding the date of determination. All purchases of common stocks following such determination until the next determination will be of the ten highest yielding common stocks so determined in approximately equal dollar amounts. Unless our Funds need to sell common stocks to fund redemption requests, they will hold for approximately one year any common stocks purchased including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA, common stocks that are no longer in the DJIA and common stocks received in reorganizations of companies in the DJIA.

  When our Funds purchase common stock, they will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of approximately one year. (U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of less than one year. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.) Consequently approximately half of our Funds' portfolios will at all times consist of U.S. Treasury securities. Because approximately half of our Funds' portfolios will consist of short-term U.S. Treasury securities, they may not perform as well in the long term as a portfolio of common stocks, but will have lower volatility.

  Our Funds rebalance their stock investments after they have been held for one year. They sell any stock which is no longer one of the ten highest yielding common stocks and replace it with stocks which are. Additionally they may sell a portion of the stocks which remain in the portfolio such that after they complete the rebalancing, the rebalanced portion of our Funds' portfolios will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding common stocks in the DJIA in approximately equal dollar amounts. Our Funds anticipate rebalancing twice monthly with respect to the portfolio securities purchased one year earlier. Rebalancing our common stock investments more frequently would increase transaction costs. Our Funds' investment strategy does not involve high portfolio turnover.

  In an effort to minimize transaction costs our Funds may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, neither of our Funds take temporary defensive positions. Our Funds invest funds they accumulate in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

  When funding redemption requests, our Funds will first utilize any accumulated funds described above. If it is necessary for a Fund to sell portfolio securities to meet redemption requests, it will endeavor to obtain approximately one-half of the necessary proceeds from the sale of U.S. Treasury securities and the remainder from the sale of common stocks in proportion to their respective percentages of its total portfolio of common stocks. Again a Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.

THE TOTAL RETURN FUND VARIATION ON THE PRINCIPAL INVESTMENT STRATEGY

  The Total Return Fund follows the same investment strategy as the Balanced Fund. However, it also will borrow up to approximately the maximum permitted by the Investment Company Act of 1940, and invest the proceeds approximately one-half in "Dogs of the Dow" stocks and one-half in U.S. Treasury securities. The Investment Company Act of 1940 permits mutual funds to borrow up to one-half of their net assets. The Total Return Fund typically will borrow money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities.

HYPOTHETICAL PAST PERFORMANCE

  The chart below illustrates the total return for each of the last twenty-five years of the DJIA, the "Dogs of the Dow" and for a hypothetical portfolio consisting 50% of one-year U.S. Treasury securities and 50% of the ten highest yielding common stocks in the DJIA as of the beginning of each year (the "Model Portfolio"). The Model Portfolio was developed in a manner very similar to our Balanced Fund's investment strategy, but does not reflect the effects of cash flows in and out of the portfolio, the deduction of commissions and other expenses, or the reinvestment of dividends. The performance of the Model Portfolio would have been lower if the fees and expenses borne by the Balanced Fund had been deducted.

                       COMPARISON OF TOTAL RETURN(1)<F12>

                        "DOGS OF THE      MODEL                                     "DOGS OF THE      MODEL
          DJIA TOTAL     DOW" TOTAL     PORTFOLIO                     DJIA TOTAL     DOW" TOTAL     PORTFOLIO
YEAR        RETURN         RETURN      TOTAL RETURN       YEAR          RETURN         RETURN      TOTAL RETURN
----        ------         ------      ------------       ----          ------         ------      ------------
1978         2.69%         -0.10%          3.21%          1991          23.93%         39.30%         23.05%
1979        10.52%         12.40%         11.03%          1992           7.34%          7.90%          5.71%
1980        21.41%         27.20%         19.52%          1993          16.72%         27.30%         15.44%
1981        -3.40%          5.00%          9.39%          1994           4.95%          4.10%          3.85%
1982        25.79%         23.60%         19.43%          1995          36.48%         36.70%         20.45%
1983        25.68%         38.70%         23.66%          1996          28.57%         27.90%         16.54%
1984         1.06%          7.60%          8.82%          1997          24.78%         21.90%         13.01%(2)<F13>
1985        32.78%         29.50%         19.34%          1998          17.75%         10.60%          7.43%(2)<F13>
1986        26.91%         32.10%         19.84%          1999          26.90%          3.60%          1.55%(2)<F13>
1987         6.02%          6.10%          6.01%          2000          -4.72%          6.40%          4.96%(2)<F13>
1988        15.95%         22.90%         14.99%          2001          -5.43%         -4.90%          0.55%(2)<F13>
1989        31.71%         26.50%         17.75%          2002         -17.71%         -8.90%         -4.55%(2)<F13>
1990        -0.57%         -7.60%          0.10%
                                                          Average       14.25%         15.83%         11.24%

(1)<F12> Total return represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; (b) the total dividends received in that year on each common stock dividend by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment); and (c) the yield on one-year U.S. Treasury securities as of the close of the first trading day in that year. Total return does not take into consideration any commissions, expenses or taxes, and does not include reinvestment of dividends.
(2)<F13>  Returns for 1997, 1998, 1999, 2000, 2001 and 2002 are actual returns for the Balanced Fund, net of fees and expenses.

  The returns shown above are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with an investment in the Balanced Fund. As indicated above, the Model Portfolio has both outperformed and underperformed the DJIA in the last twenty-five years.

  The performance information shown above was compiled by the Balanced Fund's investment adviser from statistical services, reports, or other sources that it believes to be reliable. (From 1977 to 1999, the source of the "Dogs of the Dow" total return is Beating the Dow Newsletter, published by Hirsch
                     --------------------------
Organization, Inc. and from 2000 to the present, the source is DogsoftheDow.com.) This information has not been verified by any third party and is unaudited.

  While the foregoing information is relevant to an investor's decision to invest in the Balanced Fund, investors should be aware that the Balanced Fund's performance will not be identical to that of the Model Portfolio for a number of reasons including the fact that it (a) will reinvest dividends; (b) have expenses; (c) purchase and sell investments continuously; and (d) may not be able to be fully invested or invest in the exact proportions of the Model Portfolio at all times.

  The foregoing information is also relevant to an investor's decision to invest in the Total Return Fund. For example, if the Total Return Fund has $10 million in net assets, it is permitted under the Investment Company Act of 1940 to borrow $5 million. The Total Return Fund intends initially to borrow by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities. After giving effect to the borrowing and investment of the borrowed proceeds, the Total Return Fund would have a portfolio consisting approximately of $7.5 million in the 10 highest yielding stocks of the DJIA in approximately equal dollar amounts and approximately $7.5 million in U.S. Treasury securities. Approximately $5 million of the Fund's U.S. Treasury securities would serve as collateral for its reverse repurchase agreement obligations. If the interest earned on the Total Return Fund's U.S. Treasury securities were equal to the interest paid on its reverse repurchase agreements, the Fund's investment return, before expenses, would be derived approximately 75% from its investments in the 10 highest yielding stocks in the DJIA and approximately 25% from its investments in U.S. Treasury securities. The Total Return Fund, of course, recognizes that the interest it earns on its U.S. Treasury securities will be less than the interest it pays when it borrows by entering into reverse repurchase agreements. The Total Return Fund refers to the difference between the interest rate on the U.S. Treasury securities and the interest rate on the reverse repurchase agreements to be its "cost of funds." The Total Return Fund's investment strategy will be successful only if its investments in the stocks of the 10 highest yielding stocks of the DJIA purchased with borrowed funds appreciate more than its cost of funds. The Total Return Fund cannot assure investors that this will happen. In fact, the Total Return Fund's investments in the 10 highest yielding stocks in the DJIA may decline in value.

                            MANAGEMENT OF THE FUNDS

  Hennessy Advisors, Inc. (the "Adviser") is the investment adviser to each Fund. The Adviser's address is:

                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                               Novato, CA  94945

  The Adviser has been providing investment advisory services since 1989. The Adviser is also the investment adviser for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Value Fund and the Hennessy Focus 30 Fund. The Adviser furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds. For its services, each Fund pays the Adviser a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2003, each Fund paid advisory fees of 0.60% of its average daily net assets.

  Neil J. Hennessy is primarily responsible for the day-to-day management of each Fund's portfolio and for developing and executing each Fund's investment program. Mr. Hennessy has been the President and a Director of the Adviser since its organization in 1989.

DISTRIBUTION FEES

  Each of the Hennessy Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of our Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it, as promptly as practicable, to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1. Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

   a.  New accounts
       o   All accounts                                              $1,000

   b.  Existing accounts
       o   Dividend reinvestment                                 No Minimum
       o   All other investments                                     $  100

3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-800-261-6950.

4. Make your check payable to the full name of the Hennessy Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

5. Send the application and check to:

           BY FIRST CLASS MAIL
           The Hennessy Funds, Inc.
           c/o U.S. Bancorp Fund Services, LLC
           P.O. Box 701
           Milwaukee, WI 53201-0701

           BY OVERNIGHT DELIVERY SERVICE
           OR EXPRESS MAIL
           The Hennessy Funds, Inc.
           c/o U.S. Bancorp Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-261-6950 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

           U.S. Bank, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA #042000013

           CREDIT:
           U.S. Bancorp Fund Services, LLC
           Account #112-952-137

           FURTHER CREDIT:
           (name of Fund to be purchased)
           (shareholder registration)
           (shareholder account number, if known)

 You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

 Some broker-dealers may sell shares of the Hennessy Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

 The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

 Shares of the Funds have not been registered for sale outside of the United States. The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

 The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone. The Funds offer the following plans:

   o   Traditional IRA

   o   Roth IRA

   o   SEP-IRA

   o   Coverdell Education Savings Account

 Investors can obtain further information about the automatic investment plan, the telephone purchase plan, the IRAs and the Coverdell Education Savings Account by calling the Funds at 1-800-261-6950. The Hennessy Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

 Investors may redeem shares by mail, by telephone or through Servicing Agents.

HOW TO REDEEM (SELL) SHARES BY MAIL

1. Prepare a letter of instruction containing:

   o   the name of the Fund(s)

   o   account number(s)

   o   the amount of money or number of shares being redeemed

   o   the name(s) on the account

   o   daytime phone number

   o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-261-6950 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

   o   The redemption request includes a change of address

   o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

   o The redemption proceeds are to be sent to an address other than the address of record

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

4. Send the letter of instruction to:

          BY FIRST CLASS MAIL
          The Hennessy Funds, Inc.
          c/o U.S. Bancorp Fund Services, LLC
          Shareholder Services Center
          P. O. Box 701
          Milwaukee, WI  53201-0701

          BY OVERNIGHT DELIVERY SERVICE
          OR EXPRESS MAIL
          The Hennessy Funds, Inc.
          c/o U.S. Bancorp Fund Services, LLC
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-261-6950.

4. Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

 The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

   o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

   o A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

   o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

   o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

   o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

WHEN WILL I PAY A REDEMPTION FEE?

 The Funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than three months. This fee will be paid to the Fund to help offset transactions costs.
In determining the three month holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than three months, the fee will be assessed.

 This fee does not apply to: (i) any shares purchases through reinvested dividends or capital gains; or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. In addition, this fee may not apply to shares held in broker omnibus accounts.

OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Funds, shareholders should consider the following:

   o   The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

   o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

   o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

   o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

 Shares of either Hennessy Fund may be exchanged for shares of the other Hennessy Fund or:

   o   Hennessy Cornerstone Growth Fund

   o   Hennessy Cornerstone Value Fund

   o   Hennessy Focus 30 Fund

   o   First American Prime Obligations Fund

at their relative net asset values. (Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Value Fund and Hennessy Focus 30 Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-261-6950 for a prospectus describing First American Prime Obligations Fund.)
You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

1. Read this Prospectus carefully and, if applicable, the prospectus for the First American Prime Obligations Fund.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-261-6950. You may also make an exchange by writing to The Hennessy Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. U.S. Bancorp Fund Services, LLC charges a fee of $5.00 for each telephone exchange.
   There is no charge for a written exchange.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

 Each of the Hennessy Funds distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

   o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o CASH DIVIDEND OPTION - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-261-6950.

 Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

                              FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years for the Balanced Fund and for the period of its operations for the Total Return Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                             HENNESSY BALANCED FUND

                                                                                YEARS ENDED JUNE 30,
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year                    $10.62         $11.50         $10.37         $12.56         $12.23

   Income from investment operations:
      Net investment income                                0.14           0.15           0.27           0.28           0.28
      Net realized and unrealized gains
        (losses) on securities                            (0.12)         (0.50)          1.25          (1.53)          0.83
                                                         ------         ------         ------         ------         ------
       Total from investment operations                    0.02          (0.35)          1.52          (1.25)          1.11
                                                         ------         ------         ------         ------         ------

   Less Distributions:
      Dividends from net investment income                (0.14)         (0.15)         (0.27)         (0.28)         (0.28)
      Dividends from realized capital gains               (0.06)         (0.38)         (0.12)         (0.66)         (0.50)
                                                         ------         ------         ------         ------         ------
       Total distributions                                (0.20)         (0.53)         (0.39)         (0.94)         (0.78)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $10.44         $10.62         $11.50         $10.37         $12.56
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              0.24%         -3.12%         14.85%        -10.40%          9.61%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands,
     end of year                                        $16,070        $15,333        $15,237        $16,080        $24,041
   Ratio of net expenses
     to average net assets                                1.50%          1.84%          1.87%          1.61%          1.55%
   Ratio of net investment income
     to average net assets                                1.40%          1.33%          2.39%          2.36%          2.28%
   Portfolio turnover rate                               21.79%         45.95%         46.91%         31.16%         28.92%

                           HENNESSY TOTAL RETURN FUND

                                                                                                             JULY 29, 1998(1)<F14>
                                                                         YEARS ENDED JUNE 30,                       THROUGH
                                                          2003           2002           2001         2000        JUNE 30, 1999
                                                          ----           ----           ----         ----        -------------
PER SHARE DATA:
   Net asset value, beginning of period                   $9.78         $10.49         $ 8.62       $10.70           $10.00

   Income from investment operations:
      Net investment income                                0.12           0.11           0.24         0.22             0.31
      Net realized and unrealized
        gains (losses) on securities                      (0.13)         (0.71)          1.87        (2.08)            0.70
                                                         ------         ------         ------       ------           ------
       Total from investment operations                   (0.01)         (0.60)          2.11        (1.86)            1.01
                                                         ------         ------         ------       ------           ------

   Less Distributions:
      Dividends from net investment income                (0.12)         (0.11)         (0.24)       (0.22)           (0.31)
      Dividends from realized capital gains                  --             --             --           --               --
                                                         ------         ------         ------       ------           ------
       Total distributions                                (0.12)         (0.11)         (0.24)       (0.22)           (0.31)
                                                         ------         ------         ------       ------           ------
   Net asset value, end of period                         $9.65         $ 9.78         $10.49       $ 8.62           $10.70
                                                         ------         ------         ------       ------           ------
                                                         ------         ------         ------       ------           ------

TOTAL RETURN                                             -0.04%         -5.73%         24.66%      -17.50%           10.28%(2)<F15>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period               $6,022         $3,459         $3,125       $3,385           $5,422
   Ratio of net expenses to average net
     assets, excluding interest expense:
      Before expense reimbursement                        2.12%          4.35%          4.54%        2.76%            4.35%(3)<F16>
      After expense reimbursement                         1.95%          1.71%          1.20%        1.20%              --%(3)<F16>
   Ratio of net expenses to average net
     assets, including interest expense:
      Before expense reimbursement                        2.50%          4.97%          6.06%        4.44%            5.52%(3)<F16>
      After expense reimbursement                         2.33%          2.33%          2.72%        2.88%            1.17%(3)<F16>
   Ratio of interest expense
     to average net assets                                0.38%          0.62%          1.52%        1.68%            1.17%
   Ratio of net investment income (loss)
     to average net assets:
      Before expense reimbursement                        1.25%         (1.58%)        (1.06%)       0.56%           (0.90%)(3)<F16>
      After expense reimbursement                         1.42%          1.06%          2.28%        2.12%            3.45%(3)<F16>
   Portfolio turnover rate                               17.60%         34.76%         48.80%       33.58%              --%(4)<F17>

(1)<F14>  Commencement of operations.
(2)<F15>  Not annualized.
(3)<F16>  Annualized.
(4)<F17> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.

                                 PRIVACY POLICY
                            THE HENNESSY FUNDS, INC.

We collect the following nonpublic personal information about you:

   o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

   o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                          Not part of the Prospectus.

INVESTMENT ADVISER
   Hennessy Advisors, Inc.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945
   (800) 966-4354

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI 53202

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202

DIRECTORS
   Neil J. Hennessy
   Robert T. Doyle
   J. Dennis DeSousa
   Harry F. Thomas

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

  To learn more about the Hennessy Funds you may want to read the Hennessy Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Hennessy Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Hennessy Funds' investments by reading the Hennessy Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions, and investment strategies that significantly affected the Funds' performance during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, simply by calling 1-800-261-6950.

  Prospective investors and shareholders who have questions about the Hennessy Funds may also call the above number or write to the following address:

     The Hennessy Funds, Inc.
     The Courtyard Square
     750 Grant Avenue
     Suite 100
     Novato, CA  94945
     1-800-966-4354

  The general public can review and copy information about the Hennessy Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C.  20549-0102

  Please refer to the Hennessy Funds' Investment Company Act File No. 811-7493, when seeking information about the Hennessy Funds from the Securities and Exchange Commission.